UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2026

BLINK CHARGING CO.
(Exact name of registrant as specified in its charter)

Nevada	001-38392	03-0608147
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17301 Melford Blvd. Bowie, Maryland	20715
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 521-0200

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	BLNK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

Blink Charging Co.

July 19, 2026

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 19, 2026, Dennis C. Schemm was elected to our Board of Directors effective on that date. Mr. Schemm has more than 25 years of experience in finance, with a deep skill set that includes financial risk management, global financial planning and analysis, treasury, audit, capital allocation strategies and mergers and acquisitions.

Mr. Schemm, age 60, has been the Chief Financial Officer of FOX Factory Holding Corp. (Nasdaq: FOXF), a global leader in the design, engineering and manufacturing of premium products for specialty sports and on- and off-road vehicles, since June 2023. Prior to joining FOX Factory, Mr. Schemm served as the Senior Vice President and Chief Financial Officer at Trex Company, Inc., a manufacturer of composite decking and railing products, from 2020 and 2023, and was the Senior Vice President, Chief Financial Officer and Commercial Lead, Joint Compound Division at Continental Building Products from 2015 to 2020. Mr. Schemm graduated with Bachelor of Science degrees in Accounting and Computer Science from Penn State University and a Master of Business Administration degree from Carnegie Mellon University.

Mr. Schemm has not participated in any transactions with our company nor are there currently any proposed transactions requiring disclosure pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended. There is also no arrangement or understanding between Mr. Schemm and our company pursuant to which he was elected to our Board of Directors. In addition, there is no family relationship between Mr. Schemm and any of our executive officers or other directors.

Our Board of Directors has determined that Mr. Schemm is “independent,” as independence is defined in the listing rules for the Nasdaq Stock Market.

With the addition of Mr. Schemm, our Board of Directors will consist of five members.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLINK CHARGING CO.

Date: July 21, 2026	By:	/s/ Michael C. Battaglia
	Name:	Michael C. Battaglia
	Title:	President and Chief Executive Officer